UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 27, 2007
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                               TOFUTTI BRANDS INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    1-9009                   13-3094658
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(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


                   50 Jackson Drive Cranford, New Jersey 07016
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                  (908)272-2400
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.



On February 26, 2007, the Board of Directors of the Registrant authorized the purchase of 175,000 stock options held by Steven Kass, Chief Financial Officer of the Registrant, that were expiring on February 27, 2007 pursuant to the following formula: The purchase price was at a 25% discount from the $3.11 closing price of the Registrant's Common Stock on February 26, 2007, or $2.3325 per share. After subtracting the underlying cost of the options, $.6875, this resulted in a net purchase price of $1.645 per share, or $287,875.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 2, 2007                         TOFUTTI BRANDS INC.
                                                 (Registrant)



                                            By: /s/Steven Kass
                                                --------------
                                                Steven Kass
                                                Chief Financial Officer